                            SCHEDULE 14A INFORMATION

                   PROXY STATEMENT PURSUANT TO SECTION 14(a)
                     OF THE SECURITIES EXCHANGE ACT OF 1934


Filed by the Registrant                        [x]
Filed by a Party other than the Registrant     [ ]
Check the appropriate box:                     [ ]      Preliminary Proxy Statement
                                               [ ]      Confidential, for Use of the Commission only (as
                                                        permitted by Rule 14a-6(e)(2))
                                               [x]      Definitive Proxy Statement
                                               [ ]      Definitive Additional Materials
                                               [ ]      Soliciting Material Pursuant to sec. 240.14a-11(c)
                                                        or sec. 240.14a-12

                                  UBICS, INC.
             -----------------------------------------------------
                (Name of Registrant as Specified in its Charter)


 -----------------------------------------------------------------------------
      (Name of Person(s) Filing Proxy Statement, if other than Registrant)

Payment of Filing Fee (check the appropriate box):

       [x]      No fee required.
       [ ]      Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and
                0-11
                1)      Title of each class of securities to which transaction
                        applies:
                        ------------------------------------------------------------
                2)      Aggregate number of securities to which transaction applies:
                        ------------------------------------------------------------
                3)      Per unit price or other underlying value of transaction
                        computed pursuant to Exchange Act Rule 0-11:
                        ------------------------------------------------------------
                4)      Proposed maximum aggregate value of transaction:
                        ------------------------------------------------------------
                5)      Total fee paid:
                        ------------------------------------------------------------
       [ ]      Fee paid previously with preliminary materials
       [ ]      Check box if any part of the fee is offset as provided by Exchange
                Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by
                registration statement number, or the Form or Schedule and the date of its filing:
                1)      Amount Previously Paid:
                        ------------------------------------------------------------
                2)      Form, Schedule or Registration No.:
                        ------------------------------------------------------------
                3)      Filing Party:
                        ------------------------------------------------------------
                4)      Date Filed:
                        ------------------------------------------------------------

                               [UBICS LETTERHEAD]

                                                                  April 13, 1998

Dear Stockholder:

     You are cordially invited to attend the 1998 Annual Meeting of Stockholders of UBICS, Inc. to be held on Thursday, May 14, 1998, at 12:00 p.m., at the Pittsburgh Hilton and Towers, Ballroom No. 2, Gateway Center, Pittsburgh, Pennsylvania.

     The Annual Meeting will begin with a report on Company operations, followed by discussion and voting on the matters described in the accompanying Notice of Annual Meeting and Proxy Statement.

     Please read the accompanying Notice of Annual Meeting and Proxy Statement carefully. Whether or not you plan to attend, you can ensure that your shares are represented and voted at the Annual Meeting by promptly completing, signing, dating and returning the enclosed proxy card in the envelope provided.

     We look forward to seeing you on May 14, 1998.

                                                     Sincerely,

                                                     /s/ VIJAY MALLYA

                                                     Vijay Mallya
                                                     Chairman

                                  UBICS, INC.
                            100 SAINTE CLAIRE PLAZA
                                1121 BOYCE ROAD
                         PITTSBURGH, PENNSYLVANIA 15241

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                      TO BE HELD ON THURSDAY, MAY 14, 1998

     The Annual Meeting of Stockholders (the "Annual Meeting") of UBICS, Inc., a Delaware corporation (the "Company"), will be held on Thursday, May 14, 1998, at 12:00 p.m., local time, at the Pittsburgh Hilton and Towers, Ballroom No. 2, Gateway Center, Pittsburgh, Pennsylvania 15222, for the following purposes:

          1. To elect one Class I director to serve for a term of three years and until his successor is duly elected and qualified;

          2. To transact such other business as may properly come before the Annual Meeting and any and all adjournments and postponements thereof.

     The Board of Directors has fixed the close of business on March 20, 1998 as the record date for the determination of stockholders entitled to notice of, and to vote at, the Annual Meeting and any adjournment or postponement thereof.

     The enclosed proxy is solicited by the Board of Directors of the Company. Reference is made to the accompanying Proxy Statement for further information with respect to the business to be transacted at the Annual Meeting.

     A complete list of the stockholders entitled to vote at the Annual Meeting will be available at the Annual Meeting for examination by any stockholder, for any purpose germane to the Annual Meeting.

     WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING, PLEASE COMPLETE, SIGN, DATE AND RETURN THE ENCLOSED PROXY CARD PROMPTLY. YOU ARE CORDIALLY INVITED TO ATTEND THE ANNUAL MEETING IN PERSON. THE RETURN OF THE ENCLOSED PROXY CARD WILL NOT AFFECT YOUR RIGHT TO REVOKE YOUR PROXY OR TO VOTE IN PERSON IF YOU DO ATTEND THE ANNUAL MEETING.

                                       By Order of the Board
                                       of Directors,

                                       /s/ BABU SRINIVAS

                                       Babu Srinivas
                                       Vice President, Finance and Accounting
                                       and Secretary

Pittsburgh, Pennsylvania
April 13, 1998

               YOUR VOTE IS IMPORTANT, NO MATTER HOW MANY SHARES
                         YOU OWNED ON THE RECORD DATE.

PLEASE INDICATE YOUR VOTING INSTRUCTIONS ON THE ENCLOSED PROXY CARD, DATE IT, SIGN IT AND RETURN IT IN THE ENVELOPE PROVIDED, WHICH IS ADDRESSED FOR YOUR CONVENIENCE AND NEEDS NO POSTAGE IF MAILED IN THE UNITED STATES. IN ORDER TO AVOID THE ADDITIONAL EXPENSE TO THE COMPANY OF FURTHER SOLICITATION, WE ASK YOUR COOPERATION IN MAILING YOUR PROXY PROMPTLY.

                                  UBICS, INC.
                            100 SAINTE CLAIRE PLAZA
                                1121 BOYCE ROAD
                         PITTSBURGH, PENNSYLVANIA 15241

                                PROXY STATEMENT

                              GENERAL INFORMATION

     This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors (the "Board") of UBICS, Inc., a Delaware corporation (the "Company" or "UBICS"), for use at the Company's 1998 Annual Meeting of Stockholders, together with any and all adjournments and postponements thereof (the "Annual Meeting"), to be held on Thursday, May 14, 1998, at 12:00 p.m., local time, at the Pittsburgh Hilton and Towers, Ballroom No. 2, Gateway Center, Pittsburgh, Pennsylvania 15222, for the purposes set forth in the accompanying Notice of Annual Meeting of Shareholders (the "Notice"). This Proxy Statement, together with the accompanying Notice and the enclosed proxy card, are first being sent to shareholders on or about April 13, 1998.

RECORD DATE; VOTING SECURITIES; VOTING AND PROXIES

     The Board has fixed the close of business on March 20, 1998 as the record date (the "Record Date") for the determination of stockholders entitled to notice of, and to vote at, the Annual Meeting. On the Record Date, there were 6,500,000 shares of Common Stock of the Company, par value $.01 per share ("Common Stock"), outstanding and entitled to vote. Each share of Common Stock is entitled to one vote per share on each matter properly brought before the Annual Meeting. Abstentions may be specified as to all proposals to be brought before the Annual Meeting other than the election of directors.

     Shares can be voted at the Annual Meeting only if the stockholder is present in person or is represented by proxy. If the enclosed proxy card is properly executed and returned prior to voting at the Annual Meeting, the shares represented thereby will be voted in accordance with the instructions marked thereon. In the absence of instructions, shares represented by executed proxies will be voted as recommended by the Board. Brokers, banks, and other nominee holders will be requested to obtain voting instructions of beneficial owners of shares registered in their names, and shares represented by a duly completed proxy submitted by such a nominee holder on behalf of a beneficial owner will be voted to the extent instructed by the nominee holder on the proxy card. Rules applicable to nominee holders may preclude them from voting shares held by them in nominee capacity on certain kinds of proposals unless they receive voting instructions from the beneficial owners of the shares (the failure to vote in such circumstances is referred to as a "broker non-vote").

     The Board knows of no matters which are to be brought before the Annual Meeting other than those set forth in the accompanying Notice. If any other matters properly come before the Annual Meeting, the persons named in the enclosed proxy card, or their duly appointed substitutes acting at the Annual Meeting, will be authorized to vote or otherwise act thereon in accordance with their judgment on such matters.

     Any stockholder may revoke his or her proxy at any time prior to its exercise by attending the Annual Meeting and voting in person, by notifying the Secretary of the Company of such revocation in writing or by delivering a duly executed proxy bearing a later date, provided that such notice or proxy is actually received by the Company prior to the taking of any vote at the Annual Meeting.

     The cost of solicitation of proxies for use at the Annual Meeting will be borne by the Company. Solicitations will be made primarily by mail or by facsimile, but regular employees of the Company may solicit proxies personally or by telephone.

QUORUM; VOTES REQUIRED

     The presence at the Annual Meeting, in person or by proxy, of shares of Common Stock representing at least a majority of the total number of shares of Common Stock entitled to vote on the Record Date will constitute a quorum for purposes of the Annual Meeting. Shares represented by duly completed proxies submitted by nominee holders on behalf of beneficial owners will be counted as present for purposes of determining the existence of a quorum (even if some such proxies reflect broker non-votes). In addition, abstentions will be counted as present for purposes of determining the existence of a quorum.

     Under applicable Delaware law and the Company's Amended and Restated By-Laws, the nominee for election as a director who receives the highest number of votes actually cast will be elected. Abstentions and broker non-votes will be treated as shares that neither are capable of being voted nor have been voted and, accordingly, will have no effect on the outcome of the election of directors.

                             ELECTION OF DIRECTORS

     The Amended and Restated By-Laws of the Company provide that the number of directors (which is to be not less than three nor more than twelve) is to be determined from time to time by resolution of the Board. The Board is currently comprised of five persons.

     The Board of Directors is divided into three classes, with each class to be as nearly equal in number as reasonably possible, each of whose members serve for a staggered three-year term. The Board is comprised of one Class I Director, two Class II Directors and two Class III Directors. At each annual meeting of stockholders, the appropriate number of directors will be elected for a three-year term to succeed the directors of the same class whose terms are then expiring. The term of the Class I director expires at the Annual Meeting. The terms of the Class II and Class III directors will expire at the 1999 and 2000 annual meeting of stockholders, respectively.

     At each Annual Meeting, the directors elected to succeed those whose terms expire are of the same class as the directors they succeed and are elected for a term to expire at the third Annual Meeting of Stockholders after their election and until their successors are duly elected and qualified. A director of any class who is elected to fill a vacancy resulting from an increase in the number of directors holds office for the remaining term of the class to which he is elected and a director who is elected to fill a vacancy arising in any other manner holds office for the remaining term of his predecessor.

     The incumbent Class I director is a nominee for election this year for a three-year term expiring at the 2001 annual meeting of stockholders. In the election, the person who receives the highest number of votes actually cast is elected. The proxies named in the proxy card intend to vote for the election of the Class I nominee listed below unless otherwise instructed. If a holder does not wish his or her shares to be voted for the nominee, the holder must so indicate in the appropriate space provided on the proxy card and identify the person for whom his or her vote is to be cast. If the nominee becomes unable to serve, the proxies may vote for another person designated by the Board or the Board may reduce the number of directors. The Company has no reason to believe that the nominee will be unable to serve.

     Set forth below is certain information with regard to the nominee for election as Class I director and each continuing Class II and Class III director.

                    NOMINEE FOR ELECTION AS CLASS I DIRECTOR

            NAME AND AGE                         PRINCIPAL OCCUPATION AND DIRECTORSHIPS
            ------------                         --------------------------------------
O'Neil Nalavadi                       Senior Vice President, Chief Financial Officer and a
Age 38                                director of the Company since August 1997. Mr. Nalavadi also has served in various senior management capacities for
                                      companies in the UB Group from 1984 to August 1997,
                                      including Senior Vice President of the Corporate Management
                                      Division--UB Group from 1995 to August 1997, Chief Operating
                                      Officer and director of United Breweries Plc. from December
                                      1992 to January 1995 and General Manager--Corporate Planning
                                      & Coordination of UB International Ltd. from January 1989 to
                                      December 1992. Mr. Nalavadi is a Chartered Accountant in
                                      India.


                            DIRECTORS CONTINUING AS CLASS II DIRECTORS
            NAME AND AGE                                PRINCIPAL OCCUPATION AND DIRECTORSHIPS
-------------------------------------        ------------------------------------------------------------
Manohar B. Hira                              President and a director of the Company since it was founded
Age 57                                       in 1993. Mr. Hira also served in various senior management capacities for companies in the UB Group from 1981 to 1995, including Chief Operating Officer--U.S. IT Operations,
                                             Export Manager, General Manager--Human Resources and Vice
                                             President--Administration. Mr. Hira is a mechanical engineer and has a Masters degree in management.
Dennis S. Meteny                             Director of the Company since October 30, 1997. Mr. Meteny
Age 44                                       has been a director of Respironics, Inc. ("Respironics")
                                             since January 1986 and President and Chief Executive Officer of Respironics since November 1994. From August 1992 through
                                             November 1994, Mr. Meteny served as Executive Vice President and Chief Operating and Financial Officer of Respironics. He
                                             also served as Vice President--General Manager and Chief
                                             Financial Officer of Respironics from January 1988 through
                                             August 1992 and was Vice President--Finance and Accounting
                                             from 1984 through January 1988. For eight years prior to
                                             joining Respironics he was employed as an accountant in
                                             various auditing capacities by Ernst & Young, L.P.

                           DIRECTORS CONTINUING AS CLASS III DIRECTORS
            NAME AND AGE                                PRINCIPAL OCCUPATION AND DIRECTORSHIPS
-------------------------------------        ------------------------------------------------------------
Vijay Mallya                                 Chairman of the Company since its inception in July 1993.
Age 42                                       Mr. Mallya has been chairman of the UB Group since 1983. Mr.
                                             Mallya also is Chairman of Mendocino Brewing Company, Inc.,
                                             United Breweries Limited, UB Engineering Limited, Mangalore
                                             Chemicals and Fertilisers Ltd., Herbertsons Limited,
                                             McDowell & Co. Ltd. and other UB Group companies. He also
                                             sits on boards of several foreign companies and
                                             organizations including companies comprising the UB Group,
                                             The Institute of Economic Studies (India) and the Federation
                                             of the Indian Chamber of Commerce and Industries.
Craig A. Wolfanger                           Director of the Company since October 30, 1997. Mr.
Age 39                                       Wolfanger has been Senior Managing Director of Parker/Hunter
                                             Incorporated, an investment banking firm, since 1995. Mr.
                                             Wolfanger also serves on the Management Committee at
                                             Parker/Hunter Incorporated. From 1991 to 1995, Mr. Wolfanger
                                             was Senior Managing Director of the Corporate Finance
                                             Division of PNC Securities Corp. Mr. Wolfanger previously
                                             was employed in the investment banking departments of Alex.
                                             Brown & Sons Incorporated and Kidder, Peabody & Co.
                                             Incorporated.

BOARD OF DIRECTORS AND COMMITTEES

     The Board met three times during the fiscal year ended December 31, 1997. No director attended fewer than 75% of the total number of meetings of the Board during the fiscal year ended December 31, 1997. The Board has an Audit Committee and a Compensation Committee, both of which were formed following completion by the Company of its initial public offering in November 1997.

     The Company's Audit Committee is responsible for: (i) making an annual recommendation to the Board of Directors to appoint independent public accountants to audit the financial statements of the Company and to determine the scope of such audits; (ii) meeting with the Company's independent public accountants and with its internal accountants to review all accounting controls and procedures of the Company; (iii) reviewing the reports from the Company's independent public accountants with respect to management's compliance with U.S. laws and regulations and the Company's policies with respect to ethics, conflicts of interest and disbursements of funds; and (iv) reporting to the Board of Directors with respect to the results of clauses (i), (ii) and (iii) above. The members of the Audit Committee are Messrs. Meteny, Nalavadi and Wolfanger. The Audit Committee did not meet during the fiscal year ended December 31, 1997.

     The Compensation Committee is responsible for administering any stock option or stock purchase plans, unless otherwise provided by such plan or the Board of Directors, and for reviewing and making recommendations to the Board of Directors with respect to salaries, bonuses and other compensation of the Company's executive officers. The Compensation Committee also administers the 1997 Stock Option Plan. The members of the Compensation Committee are Messrs. Mallya, Meteny and Wolfanger. The Compensation Committee did not meet during fiscal 1997.

     The Board does not have a standing Nominating Committee; the selection of nominees for the Board of Directors will be made by the entire Board of Directors. The Company's Amended and Restated Bylaws provide that any stockholder of the Company entitled to vote in the election of directors may nominate one or more persons for election to the Board of Directors by giving timely notice in writing to the Secretary of the Company in accordance with the Bylaws.

                               EXECUTIVE OFFICERS

     The following table sets forth certain information regarding the executive officers of the Company.

                NAME                  AGE                              POSITION
                ----                  ---                              --------
Vijay Mallya                          42        Chairman and Director
Manohar B. Hira                       57        President and Director
O'Neil Nalavadi                       38        Senior Vice President, Chief Financial Officer and
                                                Director
Babu Srinivas                         43        Vice President, Finance and Accounting and Secretary
Scott Baxendell                       34        Vice President, Marketing and Sales
Vijay P. Reddy                        48        Vice President, Personnel and Administration

     Additional information regarding Messrs. Mallya, Hira and Nalavadi is set forth above under "Election of Directors."

     Babu Srinivas has been Vice President, Finance and Accounting of the Company since April 1996. Mr. Srinivas served in various senior management capacities for companies in the UB Group, including senior manager--internal audit, controller and general manager, from 1990 to March 1996. Mr. Srinivas is a Chartered Accountant in India.

     Scott A. Baxendell was appointed Vice President, Marketing and Sales in January 1998. He had served as Director of Marketing of the Company since June 1995 with responsibilities including sales, hiring sales professionals, geographic distribution of sales territories and training junior sales representatives. From 1992 to June 1995, Mr. Baxendell was employed by Mastech Corporation as a National Account Manager with responsibilities including contacting prospective clients, sales, maintaining client relationships and training junior sales representatives.

     Vijay P. Reddy was appointed Vice President, Personnel and Administration in January 1998. Prior to joining the Company he served as a senior executive for personnel administration for the UB Group from November 1996 to January 1998. Mr. Reddy is a graduate of the U.S. Army Command and General Staff College, Ft. Leavenworth, Kansas, and holds a Master's Degree in management of human resources. Mr. Reddy has 27 years of experience in personnel and administration matters and served in various capacities for the Armed Forces in India from 1971 to 1996.

                             EXECUTIVE COMPENSATION
COMPENSATION SUMMARY

     The following table sets forth information regarding compensation paid to Vijay Mallya, Chairman of the Company, and Manohar B. Hira, President of the Company (together, the "named executive officers"), for the fiscal years ended December 31, 1997 and 1996. No other executive officer received total compensation in excess of $100,000 for the fiscal years ended December 31, 1997 or 1996.

                           SUMMARY COMPENSATION TABLE

                                                       ANNUAL COMPENSATION
                                                --------------------------------------
                                                                          OTHER ANNUAL
     NAME AND PRINCIPAL POSITION       YEAR      SALARY        BONUS      COMPENSATION
     ---------------------------       ----      ------        -----      ------------
Vijay Mallya                           1997     $150,000      $    --       $    --
  Chairman                             1996      125,000(1)        --            --
Manohar B. Hira                        1997      109,000       20,000(2)      19,000(3)
  President                            1996       60,000       15,000         25,000

---------

(1) Amounts shown were paid in January 1997 for services rendered by Mr. Mallya in 1996.

(2) Represents bonuses paid to Mr. Hira in 1998 but earned in 1997.

(3) Represents amounts paid by the Company for Mr. Hira's use of a residence ($13,500) and an automobile ($5,500).

STOCK OPTIONS

     The Company currently maintains the UBICS, Inc. 1997 Stock Option Plan (the "1997 Plan") under which stock option awards may be made to eligible employees of the Company. A maximum of 750,000 shares of Common Stock may be issued pursuant to exercise of options granted under the 1997 Plan which number may be adjusted to prevent dilution or enlargement of rights in the event of any stock dividend, reorganization, reclassification, recapitalization, stock split, combination, merger, consolidation or other relevant capitalization change. As of December 31, 1997, there were options to purchase an aggregate of 437,500 shares of Common Stock outstanding under the 1997 Plan.

     The following tables set forth certain information with respect to options granted to the named executive officers during the fiscal year ended December 31, 1997 and the value of options held by the named executive officers on December 31, 1997. Neither Mr. Mallya nor Mr. Hira exercised any options to purchase common stock during the fiscal year ended December 31, 1997.

                     OPTION/SAR GRANTS IN LAST FISCAL YEAR

                                        INDIVIDUAL GRANTS                               POTENTIAL REALIZABLE
                          ----------------------------------------------                  VALUE AT ASSUMED
                            NUMBER OF     PERCENT OF TOTAL                              ANNUAL RATES OF STOCK
                           SECURITIES       OPTIONS/SARS                                 PRICE APPRECIATION
                           UNDERLYING        GRANTED TO      EXERCISE OR                 FOR OPTION TERM(2)
                          OPTIONS/SARS      EMPLOYEES IN     BASE PRICE    EXPIRATION   ---------------------
          NAME             GRANTED (#)      FISCAL YEAR        ($/SH)         DATE       5% ($)     10% ($)
          ----             -----------      -----------        ------         ----       ------     -------
Vijay Mallya                75,000(1)          18.9%           $10.00       10/30/07    $471,671   $1,195,307
Manohar B. Hira             90,000(1)          22.6%           $10.00       10/30/07    $566,005   $1,434,368

---------

(1) Options vest in three equal installments on April 30, 1998, October 30, 1999 and October 30, 2000.

(2) Based on the product of (a) the difference between (i) the per share market price of the Common Stock on the date of the grant (in the case of options granted on October 30, 1997, the initial public offering price in the Company's initial public offering, or $10.00 per share), compounded annually over the term of the option (10 years) at the assumed annual rate indicated, and (ii) the exercise price per share and (b) the number of shares of Common Stock obtainable upon exercise of the option. Amounts shown were calculated at the assumed 5% and 10% annual rates required by the Securities and Exchange Commission and are not intended as a forecast of future appreciation in the price of the Common Stock.

                    AGGREGATED FISCAL YEAR-END OPTION VALUES

                                                                    VALUE OF UNEXERCISED
                                 NUMBER OF UNEXERCISED OPTIONS     IN-THE-MONEY OPTIONS AT
                                    HELD AT FISCAL YEAR-END          FISCAL YEAR-END(1)
                                 -----------------------------   ---------------------------
             NAME                EXERCISABLE    UNEXERCISABLE    EXERCISABLE   UNEXERCISABLE
             ----                -----------    -------------    -----------   -------------
Vijay Mallya                          --            75,000           --          $375,000
Manohar B. Hira                       --            90,000           --           450,000

---------

(1) Represents the difference between the closing price per share of Common Stock as reported on the Nasdaq National Market on December 31, 1997 ($15.00) and the exercise price of the options, multiplied by the number of shares of Common Stock issuable upon exercise of the options.

EMPLOYMENT AGREEMENTS

     UBICS has entered into substantially identical employment agreements with Messrs. Mallya, Hira, Nalavadi and Srinivas pursuant to which each of them serve as an executive officer of the Company. The initial terms of the employment agreements are three years and the agreements provide for payment of an annual base salary to Messrs. Mallya, Hira, Nalavadi and Srinivas of $150,000, $120,000, $100,000 and $75,000, respectively, and an annual bonus as determined by the Compensation Committee of the Board of Directors. The agreements with Messrs. Mallya, Hira and Nalavadi automatically extend beginning on the second anniversary of the agreements, so that the remaining term of each agreement is always one year unless either party gives notice of their intention to terminate the agreement at the end of the term. The agreements are terminable by UBICS immediately for cause. The agreements prohibit the executive officers from competing with UBICS during their employment with UBICS and for one year thereafter, and from improperly disclosing or using UBICS' proprietary information. The employment agreements also include the provisions relating to severance described below.

     The employment agreements with each of Messrs. Mallya, Hira, Nalavadi and Srinivas provide that if, on or after the date of a "Change in Control" (as defined herein), UBICS, for any reason, terminates the employee's employment or the employee resigns "for good reason" (as defined herein), then UBICS shall pay to the employee within five days following the date of termination or date of resignation, as applicable: (i) the employee's salary and benefits through the termination date or resignation date, both as in effect on the date prior to the date of the Change in Control; and (ii) the amount of any bonus payable to the employee for the year in which the Change in Control occurred, pro rated to take into account the number of days that have elapsed in such year prior to the termination date or resignation date. In addition, during a period following the termination or resignation date equal to the remaining term of the employee's employment agreement as of the date immediately prior to such termination or resignation date, UBICS shall continue to pay to the employee his annual salary, as in effect on the day prior to the date of the Change in Control, on the dates when such salary would have been payable had the employee remained employed by UBICS and shall continue to provide to the employee during such specified period, at no cost to the employee, the benefits the employee was receiving on the day prior to the date of the Change in Control or benefits substantially similar thereto.

     For purposes of the employment agreements, a "Change in Control" is deemed to occur upon any of the following events: (i) any individual, corporation, partnership, association, trust or other entity (other than Mallya or an affiliate of Mallya) becomes the beneficial owner (as defined in Rule 13d-3 under the Securities Exchange Act of 1934, as amended (the "Exchange Act")), directly or indirectly, of securities of UBICS representing 50% or more of the combined voting power of UBICS' then outstanding voting securities; (ii) the individuals who as of the date of the agreements are members of the Board of Directors of UBICS (the "Incumbent Board") cease for any reason to constitute at least a majority of the Board of Directors of UBICS (provided, however, that if the election, or nomination for election by UBICS' stockholders, of any new director was approved by a vote of at least a majority of the Incumbent Board, such new director will, for purposes of such agreements, be considered as a member of the Incumbent Board); (iii) an agreement by UBICS to consolidate or merge with any other entity pursuant to which UBICS will not be the continuing or surviving corporation or pursuant to which shares of the Common Stock of UBICS would be converted into cash, securities or other property, other than a merger of UBICS in which holders of the Common Stock of UBICS immediately prior to the merger would have the same proportion of ownership of Common Stock of the surviving corporation immediately after the merger; (iv) an agreement of UBICS to sell, lease, exchange or otherwise transfer in one transaction or a series of related transactions substantially all of the assets of UBICS; (v) the adoption of any plan or proposal for a complete or partial liquidation or dissolution of UBICS; or (vi) an agreement to sell more than 50% of the outstanding voting securities of UBICS in one or a series of related transactions other than an initial public offering of voting securities registered with the Securities and Exchange Commission.

     The term "good reason" means: (i) a material diminution by UBICS of the employee's title or responsibilities, as that title and those responsibilities existed on the day prior to the date of a Change in Control; or (ii) a material diminution by UBICS in the employee's salary, benefits or incentive or other forms of compensation, all as in effect on the day prior to the date of a Change in Control.

INDEMNIFICATION AGREEMENTS

     The Company has entered into indemnification agreements with each of its directors pursuant to which the Company has agreed to indemnify such party to the full extent permitted by law, subject to certain exceptions, if such party becomes subject to an action because such party is a director, officer, employee, agent or fiduciary of the Company.

COMPENSATION OF DIRECTORS

     The Company pays each director who is not an executive officer an annual retainer of $20,000, and all directors are reimbursed for travel expenses incurred in connection with attending board and committee meetings. Directors are not entitled to additional fees for serving on committees of the Board of Directors. In addition, under the 1997 Plan, on October 30, 1997 each independent director of the Company was granted options to purchase 20,000 shares of Common Stock at an exercise price of $10.00 per share.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

     The Company did not have a Compensation Committee prior to completion of its initial public offering in November 1997. Accordingly, Messrs. Mallya and Hira, the Company's Chairman and President, respectively, had responsibility for all decisions with respect to executive officer compensation.

     Mr. Mallya, Chairman and the beneficial owner of approximately 67% of the outstanding shares of Common Stock of the Company, is also deemed to be in "control" (within the meaning of the Securities Act of 1933, as amended (the "Securities Act")) of each company that is a member of the UB Group. The UB Group is a multinational group of companies headquartered in India, which companies are controlled by Mr. Mallya. Any transaction between the Company, on the one hand, and a company in the UB Group, on the other hand, is a transaction between "affiliates" (within the meaning of the Securities Act). In addition, Mr. Hira, President and a director of the Company, was employed in various senior management capacities with the UB Group and its affiliate, UB Information Consultancy Services Ltd., an Indian corporation ("UB Services") from 1981 to 1995, and Mr. Nalavadi, Senior Vice President, Chief Financial Officer and a director of the Company, was employed in various senior management capacities with the UB Group from 1984 to 1997. See "Election of Directors."

     Mr. Mallya was the guarantor with respect to the Company's obligations to PNC Bank, National Association under a $1,000,000 Committed Line of Credit (the "Line of Credit"). Such guaranty was released by PNC Bank in November 1997.

     In 1995, the Company made an advance to the UB Group of $150,000 which was repaid in 1996. This represents the largest amount of indebtedness of the UB Group to the Company in each of 1995 and 1996. In 1996, the Company borrowed $258,000 from the UB Group, of which $100,000 was repaid in 1996. During

1997, the Company had repayments to the UB Group of $158,000. At December 31, 1997, advances to the UB Group were $0. Generally, such advances were for working capital. The advances to and the borrowings from the UB Group did not bear interest. In July 1996, the Company obtained the Line of Credit and ceased utilizing advances from the UB Group to fund its working capital needs.

     From time to time, the UB Group has provided certain services to the Company, primarily involving the provision of administrative services to the Company by UB Group employees and allowing the Company the use of certain office space and facilities in locations where the UB Group has an office. Prior to 1997, such services were provided on an informal basis and not under a written contractual arrangement, although the Company reimbursed the UB Group for any out-of-pocket cost of the services provided.

     The aggregate annual value of the services provided by the UB Group to the Company was less than $10,000 in each of 1995 and 1996 and was less than $30,000 in 1997. In October 1997 the Company entered into Services Agreements with Mr. Mallya and certain UB Group companies (the "Services Agreements") pursuant to which the UB Group will provide services and accommodations to the Company, including the right to use the "UB Group" name, both in India and in other countries where the UB Group has an office or location, from time to time on an as needed basis. The Services Agreements, which have an initial term of five years, require the Company to pay the UB Group company providing the services or accommodations compensation on terms no less favorable to the Company than those which would be made to non-affiliated parties. Compensation for services will be based on the estimated costs, including a reasonable allocation of direct and indirect overhead costs, incurred by the UB Group company providing the services. Compensation for use of facilities of a UB Group company will be based on the provider's costs (including rent, taxes, utilities and other operating expenses) for the portion of the facility used by the Company, prorated based on the number of days of each month the Company actually uses the facility. The costs incurred by the Company in the future pursuant to these agreements are expected to be comparable to the costs incurred for such services for prior fiscal years.

     The Company also has entered into non-competition agreements with Mr. Mallya and certain UB Group companies pursuant to which the UB Group (including UB Services) and Mr. Mallya have agreed not, and to cause their respective affiliates not, to compete with the Company or use the name "UBICS" and to cause UB Services to cease business operations. Each non-competition agreement has a term of five years subject to earlier termination upon certain events involving a change in control of the Company.

     In addition, the Company has entered into a sublease agreement with the UB Group pursuant to which the Company subleases a portion of its office space in Sausalito, California to the UB Group. Pursuant to the sublease, which expires on June 2, 1999, the UB Group agreed to pay its pro rata share of the rent and operating expenses payable by the Company under its lease. The UB Group's annual rental and operating expense payment under the sublease currently is approximately $83,000.

     The Company incurred various expenses and personnel costs on behalf of the UB Group during 1997. Such expenses and costs totaled $458,000 for 1997. In November 1997 the Company was reimbursed for the expenses and costs incurred by the Company on behalf of the UB Group during 1997.

                      REPORT OF THE COMPENSATION COMMITTEE

     The Company did not have a Compensation Committee prior to completion of its initial public offering in November 1997. Accordingly, for 1997, Messrs. Mallya and Hira, the Company's Chairman and President, respectively, had responsibility for all decisions with respect to executive officer compensation. For 1997, Messrs. Mallya and Hira determined the compensation of each executive officer based upon their evaluation of the Company's performance and each individual's contribution to that performance.

     Effective November 4, 1997, the Board established the current Compensation Committee, a majority of the members of which are independent directors. The Compensation Committee is responsible for reviewing and making recommendations to the Board with respect to salaries, bonuses and other compensation of the Company's executive officers and administering any stock option or stock purchase plans unless otherwise provided by such plan or the Board. The Compensation Committee is expected to meet twice during fiscal 1998 to pursue the aforementioned duties.

     In October 1997 the Board granted stock options covering an aggregate of 257,000 shares of Common Stock to the Corporation's executive officers, including options covering 75,000 shares granted to Mr. Mallya, the Company's Chairman, and 90,000 shares granted to Mr. Hira, the Company's President. The number of options granted to executive officers was based primarily on the officer's relative position and the Board's assessment of the officer's value to the Company and contributions to the growth of the Company.

                                          By the Compensation Committee
                                            of the Board of Directors

                                          Vijay Mallya
                                          Dennis S. Meteny
                                          Craig A. Wolfanger

          COMPARISON OF CUMULATIVE TOTAL RETURN SINCE OCTOBER 30, 1997

     The following graph shows the cumulative total shareholder return on the Common Stock from October 30, 1997 (the date on which the Common Stock commenced trading on the Nasdaq National Market) through December 31, 1997, as compared to the returns of the Nasdaq National Market Composite Index and the Nasdaq Computer and Data Processing Services Stock Index. The graph assumes that $100 was invested in the Common Stock on October 30, 1997, and in the Nasdaq National Market Composite Index and the Nasdaq Computer and Data Processing Services Stock Index and assumes reinvestment of dividends.

                                                 Nasdaq            Nasdaq
  Measurement Period                           Composite         Computer &
(Fiscal Year Covered)              UBICS         Index         D.P. Services
---------------------              -----       ---------       -------------
10/31/97                          100.0           100.0             100.0
11/30/97                          121.9           100.4             101.8
12/31/97                          125.0            98.5              94.7

                              CERTAIN TRANSACTIONS

     The Company has entered and intends to enter into certain arrangements and agreements with companies in the UB Group. See "Executive Officers and Directors" and "Compensation Committee Interlocks and Insider Participation."

     The Company has a policy requiring all future transactions, including any loans from the Company to its officers, directors, principal stockholders or affiliates, to be approved by a majority of the Board of Directors, including a majority of the independent and disinterested directors or, if required by law, a majority of the disinterested stockholders, and requiring such transactions to be on terms no less favorable to the Company than could be obtained from unaffiliated third parties.

                             SECURITY OWNERSHIP OF
                    CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

     The following table sets forth information regarding the beneficial ownership of the Common Stock as of March 25, 1998 by each person who is known by the Company to have been the beneficial owner of more than five percent of the Common Stock on such date, by each director and named executive officer of the Company and by all directors and executive officers of the Company as a group (based on 6,500,000 shares of Common Stock outstanding as of such date).

                                                                SHARES BENEFICIALLY
                                                                     OWNED(1)
                                                              -----------------------
            NAME AND ADDRESS OF BENEFICIAL OWNER               NUMBER         PERCENT
            ------------------------------------              ---------       -------
United Breweries Information Consultancy Services Ltd.(2)...  4,333,751        66.7%
Vijay Mallya(3)(4)(5).......................................  4,358,751        66.8
Manohar B. Hira(4)(5).......................................     30,000           *
Dennis S. Meteny(4)(5)......................................     22,000           *
O'Neil Nalavadi(4)(5).......................................     17,333           *
Craig A. Wolfanger(4)(5)....................................     21,000           *
All directors and executive officers as a group
  (6 persons)(3)(5).........................................  4,560,937

---------

  * Represents less than 1% of the outstanding shares.

(1) Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission (the "Commission"), and includes shares as to which the listed person has or shares voting and/or investment power. Shares of Common Stock subject to options or warrants currently exercisable or exercisable within 60 days after the date of this Proxy Statement are deemed outstanding for computing the percentage ownership of the person holding such options or warrants, but are not deemed outstanding for computing the percentage of any other person.

(2) United Breweries Information Consultancy Services Ltd. (the "Principal Stockholder"), is a corporation organized under the laws of the British Virgin Islands. The Principal Stockholder's address is P.O. Box 3149, Pasea Estate, Road Town, BVI. Vijay Mallya (directly and through other entities owned and controlled by Mr. Mallya) owns all of the outstanding equity interests in the Principal Stockholder and therefore is the indirect beneficial owner of such shares.

(3) Includes shares owned by the Principal Stockholder, which shares are indirectly beneficially owned by Mr. Mallya as set forth in footnote 2.

(4) The address of Mr. Mallya, Mr. Hira, Mr. Meteny, Mr. Nalavadi and Mr. Wolfanger is c/o UBICS, Inc., 100 Sainte Claire Plaza, 1121 Boyce Road, Pittsburgh, Pennsylvania 15071.

(5) Includes shares of Common Stock that may be acquired by the following directors and officers pursuant to the exercise of options granted pursuant to the 1997 Plan: Mr. Mallya, 25,000; Mr. Hira, 30,000; Mr. Nalavadi, 17,333; Mr. Meteny, 20,000; Mr. Wolfanger, 20,000; all directors and executive officers as a group, 125,666.

            SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Under Section 16(a) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), the Company's directors, officers, and persons who are directly or indirectly the beneficial owners of more than 10% of the Common Stock of the Company are required to file with the Commission, within specified monthly and annual due dates, a statement of their initial beneficial ownership and all subsequent changes in ownership of Common Stock. Rules of the Commission require such persons to furnish the Company with copies of all Section 16(a) forms they file.

     For the fiscal year ended December 31, 1997 all officers and directors of the Company filed the required Section 16(a) forms on a timely basis to report their ownership of and changes in beneficial ownership of Common Stock.

                             SHAREHOLDER PROPOSALS

     Pursuant to Rule 14a-8 under the Exchange Act, shareholders may present proper proposals for inclusion in the Company's proxy statement and for consideration at the next Annual Meeting of Shareholders by submitting such proposals to the Company in a timely manner. In order to be so included for the 1998 Annual Meeting, shareholder proposals must be received by the Company no later than December 11, 1998 and must otherwise comply with the requirements of Rule 14a-8.

                                    AUDITORS

     The Company engaged Arthur Andersen, LLP, independent certified public accountants, as auditors for the fiscal year ended December 31, 1997. A representative of Arthur Andersen LLP is expected to be present at the Annual Meeting, and will have the opportunity to make a statement and respond to appropriate questions.

                                   FORM 10-K

     STOCKHOLDERS MAY OBTAIN A COPY (WITHOUT EXHIBITS) OF THE COMPANY'S ANNUAL REPORT ON FORM 10-K FOR THE YEAR ENDED DECEMBER 31, 1997 AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION WITHOUT CHARGE BY WRITING TO: UBICS, INC., 100 SAINTE CLAIRE PLAZA, 1121 BOYCE ROAD, PITTSBURGH, PENNSYLVANIA 15241,
ATTENTION: BABU SRINIVAS.

                             ADDITIONAL INFORMATION

     The Company knows of no other matters which will be presented to stockholders for action at the Annual Meeting. However, if other matters are presented which are proper subjects for action by shareholders, it is the intention of those named in the accompanying Proxy to vote such Proxy in accordance with their judgement upon such matters.

                                          By Order of the Board of Directors,

                                          /s/ BABU SRINIVAS

                                          Babu Srinivas
                                          Vice President, Finance and Accounting
                                          and Secretary

                                    FORM OF
                                     PROXY



                                  UBICS, INC.

  THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF THE COMPANY.

Vijay Mallya, Manohar B. Hira and O'Neil Nalavadi, with full power of substitution in each, are hereby authorized to represent the undersigned at the 1998 Annual Meeting of Stockholders of UBICS, Inc. (the "Company") to be held at the Pittsburgh Hilton, Ballroom No. 2, Gateway Center, Pittsburgh, Pennsylvania on Thursday, May 14, 1998 at 12:00 p.m., and at any adjournment thereof, and thereat to vote the same number of shares as the undersigned would be entitled to vote if then personally present.


              (IMPORTANT - TO BE SIGNED AND DATED ON REVERSE SIDE)


                            * FOLD AND DETACH HERE *

                                                          Please mark
                                                         your votes as
                                                          indicated on  [ X ]
                                                          this example


1. ELECTION OF ONE (1) DIRECTOR
   NOMINEE: For the Class I Director Whose Term
              Expires in 2001: O'Neil Nalavadi

           FOR            WITHHELD
          [   ]             [   ]


          THIS PROXY WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL HAVE NO AFFECT ON THE VOTE ON ANY MATTER TO COME BEFORE THE STOCKHOLDERS AT THE ANNUAL MEETING.

          DATE:                                                        1998
               -------------------------------------------------------


          ----------------------------------------------------------------------
          Stockholder(s) sign above exactly as name is printed on label. If signing as representative, so indicate. For joint accounts, all owners should sign.


-------------------------------------------------------------------------------
                            * FOLD AND DETACH HERE *


                                 ANNUAL MEETING
                                       OF
                                  SHAREHOLDERS
                                       OF

                                     UBICS


                                  May 14, 1998
                          The Pittsburgh Hilton Hotel
                           Ballroom #2 Gateway Center
                                Pittsburgh, Pa.
                            Beginning at 12:00 P.M.